February 17, 1998

                     Delaware Group Income Funds, Inc.
                              Delchester Fund
                           Strategic Income Fund
                       High-Yield Opportunities Fund

            Supplement to Statement of Additional Information
                         Dated September 29, 1997


     Beginning January 1, 1998, Delaware Management Company, Inc. has elected voluntarily to waive that portion, if any, of the annual management fees payable by the High-Yield Opportunities Fund (the "Fund") and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 0.95% (excluding each Class' 12b-1 Plan expenses). This waiver of fees and payment of expenses will extend through September 30, 1998.

     From the commencement of operations through February 16, 1998, Delaware Distributors, L.P. elected to voluntarily waive
12b-1 Plan expenses for each Class of the Fund.  Beginning
February 17, 1998, the Fund commenced paying 12b-1 Plan expenses.